                                                       Exhibit 24.1
                                                       ------------

                           LIMITED POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that I, William C. Baker, a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Charles J. Yash and Steven C. McCracken, each of whom are executive officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

   I have executed this Limited Power of Attorney as of February 17, 2000.



                                       /s/ WILLIAM C. BAKER
                                       -----------------------------
                                         William C. Baker


                           LIMITED POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that I, Vernon E. Jordan, Jr., a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Charles J. Yash and Steven C. McCracken, each of whom are executive officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

   I have executed this Limited Power of Attorney as of February 17, 2000.



                                       /s/ VERNON E. JORDAN, JR.
                                       -----------------------------
                                         Vernon E. Jordan, Jr.


                           LIMITED POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that I, Yotaro Kobayashi, a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Charles J. Yash and Steven C. McCracken, each of whom are executive officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

   I have executed this Limited Power of Attorney as of February 17, 2000.



                                       /s/ YOTARO KOBAYASHI
                                       -----------------------------
                                         Yotaro Kobayashi

                           LIMITED POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that I, Aulana L. Peters, a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Charles J. Yash and Steven C. McCracken, each of whom are executive officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

   I have executed this Limited Power of Attorney as of February 17, 2000.



                                       /s/ AULANA L. PETERS
                                       -----------------------------
                                         Aulana L. Peters


                           LIMITED POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that I, Richard L. Rosenfield, a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Charles J. Yash and Steven C. McCracken, each of whom are executive officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

   I have executed this Limited Power of Attorney as of February 17, 2000.



                                       /s/ RICHARD L. ROSENFIELD
                                       -----------------------------
                                         Richard L. Rosenfield



                           LIMITED POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that I, William A. Schreyer, a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Charles J. Yash and Steven C. McCracken, each of whom are executive officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

   I have executed this Limited Power of Attorney as of February 17, 2000.



                                       /s/ WILLIAM A. SCHREYER
                                       -----------------------------
                                         William A. Schreyer